UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 24, 2017

CREE, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [ ]

Item 5.07	Submission of Matters to a Vote of Security Holders

Cree, Inc. (the “Company”) held its Annual Meeting of Shareholders on October 24, 2017 (the “Annual Meeting”). The shareholders considered five proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Commission on September 8, 2017, as supplemented by the proxy supplement filed with the Commission on September 28, 2017.

Proposal No. 1: Election of eight nominees to serve as directors. The votes were cast as follows:

Name	Votes For	Votes Withheld

Gregg A. Lowe[1]	74,290,545	2,021,649
Clyde R. Hosein	75,599,381	712,813
Robert A. Ingram	68,412,805	7,899,389
Darren R. Jackson	75,649,654	662,540
C. Howard Nye	69,691,800	6,620,394
John B. Replogle	75,643,792	668,402
Thomas H. Werner	62,016,480	14,295,714
Anne C. Whitaker	69,699,722	6,612,472

1 As previously disclosed, Mr. Swoboda was previously nominated for election as a director at the Annual Meeting but withdrew himself as a nominee in connection with his resignation as the Company’s President and Chief Executive Officer, effective September 27, 2017, and as a director, effective as of the time the Annual Meeting was called to order. The Company’s Board of Directors designated Mr. Lowe, the Company’s newly appointed President and Chief Executive Officer and director, as substitute nominee and, accordingly, all shares represented at the Annual Meeting by valid proxies that were voted in favor of Mr. Swoboda were voted in favor of the election of Mr. Lowe as substitute nominee.

Broker Non-Votes: 13,914,361

All nominees were elected.

Proposal No. 2: Approval of an amendment to the 2005 Employee Stock Purchase Plan to increase the number of shares authorized for issuance under the plan.

	Votes For	Votes Against	Abstained
Approval of 2005 Employee Stock Purchase Plan amendment	75,499,525	555,641	257,028

Broker Non-Votes: 13,914,361

Proposal No. 2 was approved.

Proposal No. 3: Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending June 24, 2018. The votes were cast as follows:

	Votes For	Votes Against	Abstained

Ratification of PricewaterhouseCoopers LLP appointment	89,793,892	284,829	147,834

Proposal No. 3 was approved.

Proposal No. 4: Advisory (nonbinding) vote to approve executive compensation. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Advisory (nonbinding) vote to approve executive compensation	67,538,825	8,519,313	254,056

Broker Non-Votes: 13,914,361

Proposal No. 4 was approved.

Proposal No. 5: Advisory (nonbinding) vote on frequency of future shareholder advisory votes on executive compensation. The votes were cast as follows:

	Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Abstained
Advisory (nonbinding) vote on frequency of future shareholder advisory votes on executive compensation	64,888,557	1,572,769	9,713,224	137,644

Proposal No. 5 was approved for “1 Year”.

(d)    As disclosed above, shareholders cast over a majority of votes in favor of holding future say on pay votes on an annual basis.  The Company’s Board of Directors (the “Board”) had recommended a vote for annual frequency of say on pay votes.  In light of the shareholder vote and other factors it considered, the Board has determined that the Company will hold future say on pay votes on an annual basis until the next advisory vote on the frequency of say on pay votes occurs.  The next advisory vote regarding the frequency of say on pay votes is required to occur no later than the Company’s 2023 Annual Meeting of Shareholders.

Item 8.01	Other Events

On October 24, 2017, the shareholders of the Company approved an amendment to Section 13(a) of the Company’s 2005 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares that may be issued under the ESPP by 2,500,000 shares. A copy of the ESPP, as amended, is filed as Exhibit 10.1 to this report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description of Exhibit

10.1	2005 Employee Stock Purchase Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ Michael E. McDevitt
Michael E. McDevitt
Executive Vice President and Chief Financial Officer

Date: October 24, 2017